EXHIBIT 10.34

                  AMENDMENT TO RESTRICTED SECURITIES AGREEMENT

         This AMENDMENT TO RESTRICTED SECURITIES AGREEMENT (this "AMENDMENT") is entered into as of March 27, 1998, by and among John F. Brennan (the "EXECUTIVE") and AnswerThink Consulting Group, Inc. (the "COMPANY").

                                    RECITALS

         A. The Executive has entered into a Restricted Securities Agreement with the Company dated as of July 31, 1997 (the "RESTRICTED SECURITIES AGREEMENT").

         B. The Company and the Executive desire to revise the Restricted Securities Agreement in certain respects, all pursuant to the terms and provisions of this Amendment.

         C. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Restricted Securities Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, and good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. AMENDMENTS TO THE RESTRICTED SECURITIES AGREEMENT. Section 1 of the Restricted Securities Agreement shall be amended by deleting the text "Restricted Shares will become vested upon a Sale of the Company or following a Public Offering in accordance with this Section 1" and replacing in lieu thereof "Restricted Shares will become vested upon the earliest of (i) March 27, 1998,
(ii) a Sale of the Company; or (iii) following a Public Offering in accordance with this Section 1."

         2. EFFECTIVE DATE. The effective date of this Amendment shall be March 27, 1998.

         3. COUNTERPARTS; FACSIMILE TRANSMISSION. This Amendment may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A party's signature appearing on this Amendment sent by facsimile transmission shall be binding as evidence of that party's acceptance and agreement to the terms hereof.

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         IN WITNESS WHEREOF, the parties have caused this Amendment to
Restricted Securities Agreement to be executed as of the date first written above.

EXECUTIVE:                                   ANSWERTHINK CONSULTING
                                             GROUP, INC.

                                             By: /s/ Ted A. Fernandez
                                                --------------------------------
John F. Brennan                                    Ted A. Fernandez, President

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